UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund

Annual Report
7.31.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 11

Notes to financial
statements
page 16

Trustees and officers
page 32

For more information
page 36

CEO corner

To Our Shareholders,

The stock market gained solid ground over the 12 months ending July 31, 2007, returning 16.13%, as measured by the Standard & Poor’s 500 Index. It was bolstered by stronger-than-expected corporate earnings growth, healthy global economic growth and robust merger and acquisitions activity. These positives served to overcome concerns about inflation, a slumping housing market and the subprime mortgage debacle that caused heightened volatility, a market downturn and negative results for June and July.

Interestingly, during this period the stock market passed a significant milestone, when the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

With the recent volatility in the securities markets, it has prompted many investors to question how long this type of market cycle will last. History tells us it will end and that when it does, today’s leaders may well turn into laggards and vice versa. Indeed, the subprime mortgage market woes are just the latest example of why investors should be well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals. Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of July 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide a high level of current income, consistent with preservation of capital, by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. Under normal market conditions, the Fund invests at least 80% of its assets in preferred stocks and other preferred securities.

Over the last twelve months

► Preferred stocks generated gains during the period, thanks to the income they produced.

► The Fund outperformed its Morningstar, Inc. peer group of long-term bond funds on a net asset value basis.

► The Fund benefited from sidestepping the pain associated with hard-hit sectors, such as REITs, mortgage lenders and below-investment-grade securities.

Top 10 issuers

Nexen, Inc.	3.6%	ING Groep NV	2.6%

DPL Capital Trust II	3.1%	Interstate Power & Light Co.	2.5%

Telephone & Data Systems, Inc.	2.8%	FPC Capital I	2.4%

MetLife, Inc.	2.7%	Comcast Corp.	2.4%

Viacom, Inc.	2.6%	PFGI Capital Corp.	2.3%

As a percentage of the Fund’s net assets plus the value of preferred shares on July 31, 2007.

Managers’ report

John Hancock
Preferred Income Fund

Despite posting very strong gains early on, market volatility toward the end of the 12-month period ended July 31, 2007 significantly curtailed the performance of preferred stocks. From early August 2006 through the end of that year, preferred stocks rallied strongly, bolstered first by optimism that the Federal Reserve Board would hold interest rates steady, and later by growing hopes that the central bank might actually cut rates in the first half of 2007. Because preferreds make fixed-income payments in the form of dividends, their prices tend to move higher and lower in response to expectations for interest rates and inflation. Also bolstering preferreds during that time span was an abatement in new issuance, as issuers called (meaning they refunded) outstanding preferred securities.

In the first calendar quarter of 2007, preferreds continued to post strong returns. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors evidence that inflation wasn’t the same concern it had been just a few months earlier.

Preferreds weakened a bit in the spring, amid growing concerns that any interest rate cuts might be further off than most observers had originally anticipated. Additionally, a resurgence in the supply of the securities once again acted as a drag on their prices. Conditions got decidedly worse in June and July, when worries about delinquencies among subprime mortgage borrowers prompted investors to re-price risk. That

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Dominion CNG	▲	Issuer calls outstanding preferred stock

Nexen	▲	High oil prices fuel profit gains

SLM	▼	Investors fear company will be downgraded after leveraged buyout

Portfolio Managers, MFC Global Investment Management (U.S.), LLC Gregory K. Phelps and Mark T. Maloney

re-pricing led to lower prices for nearly all asset classes relative to safe-haven U.S. Treasury securities, which benefited from a global flight to quality.

As a result of the weakness they experienced in June and July, many preferred stocks suffered price declines, but they still managed to post gains for the year because the price depreciation they suffered was more than offset by the income they generated in that time.

“Despite posting very strong gains
early on, market volatility toward
the end of the 12-month period
ended July 31, 2007 significantly
curtailed the performance of
preferred stocks.”

Performance

For the 12 months ended July 31, 2007, John Hancock Preferred Income Fund returned 5.46% at net asset value (NAV) and 4.56% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average long-term closed-end bond fund returned 3.26% at NAV, according to Morningstar, Inc. For the same 12-month period, the Lehman Brothers Aggregate Bond Index gained 5.58% and the Merrill Lynch Preferred Stock Hybrid Securities Index rose 3.07% . The Fund’s yield at closing market price on July 31, 2007 was 8.19% .

Leaders and laggards

In a period when most preferred stock prices declined, some of our holdings that performed best were those that were called — meaning redeemed — by their issuer prior to maturity. For example, our stakes in Dominion CNG and Northern States Power Co. were two of our best performers for the year because they were called at an attractive premium

Preferred Income Fund

to their then-market prices. Our holdings in Virginia Power Capital Trust preferred stock also performed well, helped by the announcement that the company would continue to redeem debt and preferred stocks later this year. Elsewhere, another standout was Nexen, Inc., a large Canadian oil and gas producer, which benefited from improved profitability on the tail of higher oil prices.

Risk aversion

With the significant increase in volatility, sometimes what you don’t own can be just as important as what you do own. Such was the case for us, particularly during the final months of the period. We had no exposure to mortgage lenders, which investors pummeled in response to the subprime mortgage market meltdown. We also were helped by the fact that we had very little exposure to real estate investment trusts (REITs). Investors seemingly turned their backs on the sector because they were worried that after a seven-year stretch of outperformance, REITs were due for a correction. We believe that the selling in REITs was too indiscriminate, and that the few REITs we held — namely Duke Realty Corp., which is largely an office building owner, and Public Storage, Inc., a provider of self-storage units — would likely continue to benefit from strong economic fundamentals and their respective track records of boosting shareholder value.

INDUSTRY DISTRIBUTION[1]

Electric utilities	22%

Other diversified financial
services	10%

Investment banking &
brokerage	7%

Multi-utilities	7%

Gas utilities	6%

Diversified banks	6%

Life & health insurance	5%

Consumer finance	4%

Real estate management &
development	4%

Multi-line insurance	4%

Oil & gas exploration &
production	4%

Integrated
telecommunication
services	4%

Broadcasting &
cable TV	3%

Movies & entertainment	3%

Regional banks	2%

Automobile
manufacturers	2%

Wireless
telecommunication
services	2%

All others	5%

Our ongoing emphasis on high-quality companies also served us well. The June/July market sell-off greatly punished below-investment-grade companies, where our exposure was quite light. Finally, we benefited from not owning floating-rate preferred securities. Hedge funds, which had become large holders of this particular type of preferred security, were forced to dump them in the summer downturn to cover losses elsewhere.

We lost ground with our stake in student-loan company SLM Corp. Investors initially became concerned about a potential credit downgrade of the company amid news about the financing details of the company’s agreement to be taken private in a leveraged buyout (LBO). Of particular concern

Preferred Income Fund

was the high level of debt that would have to be serviced through cash flow from operations. Later, SLM was hurt by worries that the planned LBO of the company was in danger as credit markets froze. We continued to hold on to SLM because we believe the preferred stock’s price reflected the worst-case scenario, and we weren’t willing to part with it at such discounted valuations.

“In a period when most preferred
stock prices declined, some of our
holdings that performed
best were those that were
called — meaning redeemed —
by their issuer prior to maturity.”

Outlook

By the end of the period, Treasury bonds were priced such that investors were expecting a rate cut imminently. We agree that the Fed’s next move will be to lower the federal funds’ rate rather than raise it and we believe it could occur some time in the third quarter, barring any spikes in inflation. By our estimates, the financial markets are about halfway through the process of re-pricing risk. Once this sometimes painful process is completed, we look for better performance from investment-grade securities — including the preferred stocks we tend to favor. Over the longer-term, we remain optimistic that gradually slowing economic conditions will bode well for fixed-income investments, including preferred stocks, and that long-term demand for income-producing stocks will provide support for them.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 As a percentage of the Fund’s net assets plus the value of preferred shares on July 31, 2007.

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 7-31-07

This schedule is divided into five main categories: bonds, capital preferred securities, common stocks, preferred stocks and short-term investments. Bonds, capital preferred securities, common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 3.28%					$19,544,071

(Cost $19,656,465)

Electric Utilities 1.80%					10,698,374

Black Hills Corp.,
Note	6.500%	05-15-13	BBB–	$5,950	5,928,544

Entergy Gulf States, Inc.,
1st Mtg Bond	6.200	07-01-33	BBB+	5,000	4,769,830

Gas Utilities 1.48%					8,845,697

Southern Union Co.,
Jr Sub Note Ser A	7.200	11-01-66	BB	8,800	8,845,697

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Capital preferred securities 9.96%					$59,384,115

(Cost $55,473,925)

Diversified Banks 1.23%					7,331,250

Lloyds TSB Bank Plc,
(United Kingdom) (F)	6.90%	11-29-49	A+	$7,500	7,331,250

Electric Utilities 4.51%					26,888,808

DPL Capital Trust II	8.125	09-01-31	BB+	24,000	26,888,808

Gas Utilities 4.22%					25,164,057

KN Capital Trust I, Ser B	8.56	04-15-27	B–	17,500	17,635,905

KN Capital Trust III	7.63	04-15-28	B–	8,000	7,528,152

Issuer				Shares	Value

Common stocks 3.29%					$19,648,475

(Cost $19,502,471)

Electric Utilities 0.63%					3,747,600

Great Plains Energy, Inc.				135,000	3,747,600

Integrated Oil & Gas 0.43%					2,585,775

BP Plc, ADR (United Kingdom) (F)				37,259	2,585,775

Multi-Utilities 2.23%					13,315,100

Alliant Energy Corp.				190,000	7,020,500

TECO Energy, Inc.				390,000	6,294,600

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 128.01%			$763,604,075

(Cost $795,490,811)

Agricultural Products 2.06%			12,293,538

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	143,000	12,293,538

Automobile Manufacturers 2.90%			17,316,627

Ford Motor Co., 7.50%	CCC+	40,000	728,000

General Motors Corp., 7.25%, Ser 04-15-41	B–	378,700	6,862,044

General Motors Corp., 7.25%, Ser 07-15-41	B–	82,000	1,512,080

General Motors Corp., 7.25%, Ser 02-15-52	B–	254,300	4,630,803

General Motors Corp., 7.375%, Ser 05-15-48	Caa1	65,000	1,184,300

General Motors Corp., 7.375%, Ser 10-01-51	B–	129,000	2,399,400

Broadcasting & Cable TV 3.94%			23,508,460

CBS Corp., 6.75%	BBB	105,000	2,419,200

Comcast Corp., 7.00%	BBB+	222,000	5,527,800

Comcast Corp., 7.00%, Ser B	BBB+	629,000	15,561,460

Consumer Finance 6.24%			37,234,282

Ford Motor Credit Co., 7.60%	B1	315,600	6,390,900

HSBC Finance Corp., 6.00%	AA–	134,200	3,075,864

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	A	297,000	7,392,330

HSBC Finance Corp., 6.875%	AA–	404,800	9,990,464

SLM Corp., 6.00%	BBB+	194,100	3,501,564

SLM Corp., 6.97%, Ser A	BBB–	147,391	6,883,160

Diversified Banks 7.64%			45,548,468

BAC Capital Trust IV, 5.875%	A+	30,000	662,100

Bank One Capital Trust VI, 7.20%	A	81,100	2,038,854

Fleet Capital Trust VIII, 7.20%	A+	464,750	11,572,275

HSBC Holdings Plc, 6.20%, Ser A (United Kingdom) (F)	A	161,000	3,741,640

Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom) (F)	A	550,900	11,998,602

Royal Bank of Scotland Group Plc, 6.35%, Ser N, ADR
(United Kingdom) (F)	A	25,000	593,500

Santander Finance Preferred SA, Unipersonal, 6.41%, Ser 1
(Spain) (F)	A+	225,000	5,294,250

USB Capital VIII, 6.35%, Ser 1	A+	179,800	4,126,410

USB Capital X, 6.50%	A+	45,000	1,037,700

Wachovia Preferred Funding Corp., 7.25%, Ser A	A	69,000	1,762,260

Wells Fargo Capital Trust IV, 7.00%	AA–	108,100	2,720,877

Electric Utilities 24.89%			148,466,277

Duquesne Light Co., 6.50%	BB	73,650	3,717,027

Entergy Arkansas, Inc., 6.70%	AAA	25,300	637,560

Entergy Mississippi, Inc., 7.25%	A–	346,000	8,733,040

FPC Capital I, 7.10%, Ser A	BBB–	855,691	21,460,730

FPL Group Capital Trust I, 5.875%	BBB+	502,200	10,947,960

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Electric Utilities (continued)

Georgia Power Capital Trust VII, 5.875%	BBB+	250,600	$5,535,754

Georgia Power Co., 6.00%, Ser R	A	415,497	9,764,180

HECO Capital Trust III, 6.50%	BB+	375,400	9,197,300

Interstate Power & Light Co., 8.375%, Ser B	Baa2	700,000	21,945,000

Northern States Power Co., 8.00%	BBB–	235,000	5,898,500

NSTAR Electric Co., 4.78%	A–	15,143	1,332,584

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	300,000	7,565,640

PPL Energy Supply, LLC, 7.00%	BBB	563,160	14,118,421

Southern California Edison Co., 6.125%	BBB–	119,000	12,171,475

Virginia Power Capital Trust, 7.375%	BB+	525,650	13,125,481

Westar Energy, Inc., 6.10%	AAA	97,500	2,315,625

Forest Products 0.24%			1,412,040

ING Groep NV 6.125% (Netherlands) (F)	A	61,500	1,412,040

Gas Utilities 3.13%			18,655,496

Southern Union Co., 5.00%, Conv	BBB–	10,000	564,700

Southern Union Co., 7.55%, Ser A	BB	296,600	7,492,116

Southwest Gas Capital II, 7.70%	BB	412,400	10,598,680

Hotels, Resorts & Cruise Lines 0.49%			2,934,785

Hilton Hotels Corp., 8.00%	BB–	118,100	2,934,785

Integrated Telecommunication Services 5.19%			30,938,562

AT&T, Inc. 6.375%	A	66,000	1,534,500

Telephone & Data Systems, Inc., 6.625%	BB+	233,000	4,846,400

Telephone & Data Systems, Inc., 7.60%, Ser A	BB+	805,687	19,417,057

Verizon New England, Inc., 7.00%, Ser B	A3	206,450	5,140,605

Investment Banking & Brokerage 10.90%			64,993,894

Bear Stearns Capital Trust III, 7.80%	BBB+	40,600	1,010,940

Goldman Sachs Group, Inc., 6.20%, Ser B	A	460,000	11,270,000

Lehman Brothers Holdings Capital Trust III, 6.375%, Ser K	A–	150,000	3,510,000

Lehman Brothers Holdings, Inc., 5.94%,
Depositary Shares, Ser C	A–	175,600	8,780,000

Merrill Lynch Preferred Capital Trust III, 7.00%	A	361,500	9,001,350

Merrill Lynch Preferred Capital Trust IV, 7.12%	A	267,752	6,725,930

Merrill Lynch Preferred Capital Trust V, 7.28%	A	367,000	9,200,690

Morgan Stanley Capital Trust III, 6.25%	A	192,400	4,379,024

Morgan Stanley Capital Trust IV, 6.25%	A	57,000	1,281,930

Morgan Stanley Capital Trust V, 5.75%	A1	347,000	7,457,030

Morgan Stanley Capital Trust VI, 6.60%	A	100,000	2,377,000

Life & Health Insurance 6.90%			41,125,650

Lincoln National Capital VI, 6.75%, Ser F	A–	175,800	4,324,680

MetLife, Inc., 6.50%, Ser B	BBB	950,500	23,743,490

PLC Capital Trust IV, 7.25%	BBB+	189,100	4,727,500

PLC Capital Trust V, 6.125%	BBB+	256,000	5,468,160

Prudential Plc, 6.50% (United Kingdom) (F)	A–	117,000	2,861,820

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Movies & Entertainment 3.86%			$23,040,670

Viacom, Inc., 6.85%	BBB	985,065	23,040,670

Multi-Line Insurance 5.73%			34,200,044

Aegon NV, 6.375% (Netherlands) (F)	A–	444,900	10,561,926

Aegon NV, 6.50% (Netherlands) (F)	A–	111,100	2,664,178

ING Groep NV, 6.20% (Netherlands) (F)	A	141,993	3,322,636

ING Groep NV, 7.05% (Netherlands) (F)	A	703,800	17,651,304

Multi-Utilities 7.79%			46,476,615

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	40,000	4,117,500

BGE Capital Trust II, 6.20%	BBB–	836,825	19,171,661

DTE Energy Trust I, 7.80%	BB+	135,100	3,382,904

PNM Resources, Inc., 6.75%, Conv	BBB–	281,500	13,264,280

PSEG Funding Trust II, 8.75%	BB+	233,500	5,912,220

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	7,900	628,050

Oil & Gas Exploration & Production 5.52%			32,917,478

Chesapeake Energy Corp., 6.25%, Conv (G)	B+	4,530	1,253,768

Nexen, Inc., 7.35% (Canada) (F)	BB+	1,261,000	31,663,710

Other Diversified Financial Services 15.33%			91,466,097

ABN AMRO Capital Funding Trust V, 5.90%	A	626,100	13,968,291

ABN AMRO Capital Funding Trust VII, 6.08%	A	328,000	7,517,760

Citigroup Capital VII, 7.125%	A+	311,500	7,834,225

Citigroup Capital VIII, 6.95%	A+	603,100	14,968,942

Citigroup Capital X, 6.10%	A+	40,000	911,600

Citigroup Capital XI, 6.00%	A+	25,000	557,750

DB Capital Funding VIII, 6.375%	A+	471,250	11,310,000

DB Capital Trust II, 6.55%	A+	526,750	12,852,700

JPMorgan Chase Capital X, 7.00%, Ser J	A	607,100	15,171,429

JPMorgan Chase Capital XI, 5.875%, Ser K	A	289,700	6,373,400

Real Estate Management & Development 5.76%			34,331,940

Duke Realty Corp., 6.50%, Depositary Shares, Ser K	BBB	110,000	2,521,200

Duke Realty Corp., 6.60%, Depositary Shares, Ser L	BBB	109,840	2,542,796

Duke Realty Corp., 6.625%, Depositary Shares, Ser J	BBB	59,925	1,387,264

Duke Realty Corp., 7.99%, Depositary Shares, Ser B	BBB	251,830	12,520,685

Public Storage, Inc., 6.45%, Depositary Shares, Ser X	BBB+	25,000	564,250

Public Storage, Inc., 6.50%, Depositary Shares, Ser W	BBB+	100,000	2,285,000

Public Storage, Inc., 7.50%, Depositary Shares, Ser V	BBB+	497,643	12,510,745

Regional Banks 3.53%			21,070,685

KeyCorp Capital VI, 6.125%	BBB	25,900	573,685

PFGI Capital Corp., 7.75%	A	796,000	20,497,000

Reinsurance 0.53%			3,184,480

RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda) (F)	BBB	153,100	3,184,480

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value

Specialized Finance 1.01%					$6,023,700

CIT Group, Inc., 6.35%, Ser A			BBB+	145,000	3,517,700

Repsol International Capital Ltd., 7.45%, Ser A
(Cayman Islands) (F)			BB+	100,000	2,506,000

Thrifts & Mortgage Finance 2.02%					12,071,700

Abbey National Plc, 7.375% (United Kingdom) (F)			A+	370,000	9,272,200

Sovereign Capital Trust V, 7.75%			BB+	110,000	2,799,500

Wireless Telecommunication Services 2.41%					14,392,587

United States Cellular Corp., 7.50%			BB+	582,460	14,392,587

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 2.11%					$12,600,000

(Cost $12,600,000)

Government U.S. Agency 2.11%					12,600,000

Federal Home Loan Bank,
Discount Note	5.09% (Y)	08-01-07	AAA	$12,600	12,600,000

Total investments (Cost $902,723,672) 146.65%					$874,780,736

Other assets and liabilities, net 0.31%					$1,838,314

Fund preferred shares, at liquidation value (46.96%)					($280,109,796)

Total net assets applicable to common shareholders 100.00%					$596,509,254

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service or Fitch where Standard & Poor’s ratings are not available.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

(G) Security rated internally by John Hancock Advisers, LLC.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,293,538 or 2.06% of the Fund’s net assets applicable to common shareholders as of July 31, 2007.

(Y) Represents current yield as of July 31, 2007.

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $902,723,672)	$874,780,736
Cash	149,179
Cash segregated at broker for future contracts (Note 1)	571,200
Dividends and interest receivable	3,863,840
Unrealized appreciation of swap contracts (Note 1)	1,879,679
Other assets	82,411

Total assets	881,327,045

Liabilities

Payable for investments purchased	4,261,183
Payable for futures variation margin	136,503
Payable to affiliates
Management fees	13,180
Other	29,680
Other payables and accrued expenses	267,449

Total liabilities	4,707,995
Auction Preferred Shares (APS) including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
11,200 shares issued, liquidation preference of $25,000 per share	280,109,796

Net assets

Common shares capital paid-in	611,606,906
Accumulated net realized gain on investments, financial futures contracts
and swap contracts	10,101,005
Net unrealized depreciation of investments, financial futures contracts
and swap contracts	(25,863,216)
Accumulated net investment income	664,559

Net assets applicable to common shares	$596,509,254

Net asset value per common share

Based on 25,807,938 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$23.11

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends	$54,236,589
Interest	7,359,239

Total investment income	61,595,828

Expenses

Investment management fees (Note 2)	6,810,714
Accounting and legal services fees (Note 2)	113,006
Compliance fees	15,200
APS auction fees	734,395
Printing fees	143,833
Custodian fees	141,090
Federal excise tax	117,278
Professional fees	47,685
Trustees’ fees	42,612
Transfer agent fees	28,110
Registration and filing fees	25,449
Interest	1,375
Miscellaneous	57,495

Total expenses	8,278,242
Less expense reductions (Note 2)	(1,816,190)

Net expenses	6,462,052

Net investment income	55,133,776

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	9,793,638
Financial futures contracts	(1,245,432)
Swap contracts	1,698,667
10,246,873
Change in net unrealized appreciation (depreciation) of
Investments	(16,032,131)
Financial futures contracts	829,359
Swap contracts	(1,582,008)
(16,784,780)
Net realized and unrealized loss	(6,537,907)
Distributions to APS
Distributions to APS Series M	(2,845,976)
Distributions to APS Series T	(2,838,999)
Distributions to APS Series W	(2,838,059)
Distributions to APS Series TH	(2,816,427)
Distributions to APS Series F	(2,822,084)
(14,161,545)
Increase in net assets from operations	$34,434,324

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	7-31-06	7-31-07

Increase (decrease) in net assets

From operations
Net investment income	$57,501,919	$55,133,776
Net realized gain	14,966,149	10,246,873
Change in net unrealized appreciation (depreciation)	(57,544,045)	(16,784,780)
Distributions to APS	(11,676,521)	(14,161,545)

Increase in net assets resulting from operations	3,247,502	34,434,324

Distributions to common shareholders
From net investment income	(47,861,906)	(47,933,930)
From net realized gain	(5,081,339)	(5,449,360)
	(52,943,245)	(53,383,290)
From Fund share transactions	—	1,862,756

Total decrease	(49,695,743)	(17,086,210)

Net assets

Beginning of year	663,291,207	613,595,464

End of year[1]	$613,595,464	$596,509,254

1 Includes accumulated net investment income of $1,256,165 and $664,559, respectively.

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	7-31-03[1,2]	7-31-04[1]	7-31-05[1]	7-31-06	7-31-07

Per share operating performance

Net asset value, beginning of period	$23.88[3]	$25.15	$24.59	$25.78	$23.85
Net investment income[4]	2.02	2.31	2.30	2.24	2.13
Net realized and unrealized
gain (loss) on investments	1.32	(0.25)	1.16	(1.66)	(0.25)
Distributions to APS	(0.12)	(0.13)	(0.26)	(0.45)	(0.55)
Total from investment operations	3.22	1.93	3.20	0.13	1.33
Less distributions to common shareholders
From net investment income	(1.80)	(2.16)	(2.01)	(1.86)	(1.86)
From net realized gain	—	(0.33)	—	(0.20)	(0.21)
	(1.80)	(2.49)	(2.01)	(2.06)	(2.07)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—	—
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—	—
	(0.15)	—	—	—	—
Net asset value, end of period	$25.15	$24.59	$25.78	$23.85	$23.11
Per share market value, end of period	$24.32	$24.14	$23.46	$23.63	$22.70
Total return at net asset value[5,6] (%)	13.46[7,8]	7.97[7]	13.87[7]	1.37	5.46
Total return at market value[5,6] (%)	4.78[8,9]	9.65	5.55	10.37	4.56

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$645	$633	$663	$614	$597
Ratio of net expenses to average
net assets[10] (%)	1.00[11]	1.02	1.02	1.03	1.03
Ratio of gross expenses to average
net assets[12] (%)	1.28[11]	1.31	1.31	1.31	1.32
Ratio of net investment income
to average net assets[13] (%)	9.11[11]	9.21	9.03	9.14	8.77
Portfolio turnover (%)	20[8]	21	24	18	15

Senior securities

Total value of APS outstanding
(in millions)	$280	$280	$280	$280	$280
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25	$25
Asset coverage per unit [14]	$83,686	$79,892	$83,539	$79,097	$78,080

See notes to financial statements

Preferred Income Fund

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Inception period from 8-27-02 to 7-31-03.

3 Reflects the deduction of a $1.125 per share sales load.

4 Based on the average of the shares outstanding.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Unaudited.

8 Not annualized.

9 Assumes dividend reinvestment and a purchase at the offering price of $25.00 per share on the inception date and a sale at the current market price on the last day of the period.

10 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net expenses would have been 0.72%, 0.71%, 0.72%, 0.71% and 0.71% for the years ended 7-31-03, 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

11 Annualized.

12 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of gross expenses would have been 0.92%, 0.91%, 0.92%, 0.91% and 0.91% for the years ended 7-31-03, 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

13 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 6.59%, 6.43%, 6.33%, 6.33% and 6.08% for the years ended 7-31-03, 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Preferred Income Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Preferred Income Fund (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Significant accounting policies of the Fund are as follows:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument.

Preferred Income Fund

Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On July 31, 2007, the Fund had deposited $571,200 with the broker to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on July 31, 2007:

	NUMBER OF			UNREALIZED
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. Treasury 10-Year Note	252	Short	Sep 2007	$75,015
U.S. Treasury 10-Year Note	420	Short	Sep 2007	125,026
				$200,041

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counter-parties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/ depreciation on the Statement of Operations.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Preferred Income Fund

The Fund had the following interest rate swap contracts open on July 31, 2007:

	RATE TYPE

		PAYMENTS
NOTIONAL	PAYMENTS MADE	RECEIVED	TERMINATION		UNREALIZED
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	APPRECIATION

$70,000,000	2.558% (a)	3-month LIBOR	Jun 2008	Morgan Stanley	$1,879,679
(a) Fixed rate

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the Fund and does not believe there is a material impact resulting from adoption of this Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2006, the tax character of distributions paid was as follows: ordinary income $58,813,871 and long-term capital gains $5,805,895. During the year ended July 31, 2007, the tax character of distributions paid was as follows: ordinary income $64,184,566 and long-term capital gains $3,360,268.

As of July 31, 2007, the components of distributable earnings on a tax basis included $7,145,840 of undistributed ordinary income and $3,947,882 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Preferred Income Fund

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, managed assets).

The Adviser has agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in management fee amounted to $1,816,190 for the year ended July 31, 2007. After the eighth year the Adviser will no longer waive a portion of the management fee.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006 Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $113,006. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 6,409 shares of beneficial interest of the Fund on July 31, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief financial officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Preferred Income Fund

Note 4
Fund share transactions

Common shares

This listing illustrates the Fund’s shares reinvested, reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of July 31, 2006, and July 31, 2007, along with the corresponding dollar value.

		Year ended 7-31-06		Year ended 7-31-07
	Shares	Amount	Shares	Amount
Beginning of period	25,732,207	$610,275,344	25,732,207	$610,159,568
Distributions reinvested	—	—	75,731	1,862,756
Reclassification of
capital accounts	—	(115,776)	—	(415,418)
End of period	25,732,207	$610,159,568	25,807,938	$611,606,906

Auction preferred shares

The Fund issued a total of 11,200 Auction Preferred Shares (2,240 shares of Series M, 2,240 shares of Series T, 2,240 shares of Series W, 2,240 shares of Series TH and 2,240 shares of Series F) (collectively, the APS) on October 23, 2002, in a public offering. The underwriting discount of $2,800,000 has been charged to capital paid-in of common shares during the period ended July 31, 2003. Offering costs of $617,673 related to common shares and offering costs of $385,442 incurred in connection with the preferred shares were charged to the Fund’s capital paid-in during the period ended July 31, 2003.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. Prior to April 19, 2006, the rates on Series W had been reset and paid over special dividend payment periods. During the year ended July 31, 2007, dividend rates on APS ranged as follows: Series M from 4.84% to 5.32%, Series T from 4.75% to 5.32%, Series W from 4.20% to 5.30%, Series TH from 3.68% to 5.26% and Series F from 4.88% to 5.32% . Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS, as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which the shares are outstanding. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. The Fund generally will not issue preferred shares unless the Adviser expects that the Fund will achieve a greater return on the proceeds resulting from the use of leverage than the additional costs the Fund incurs as a result of leverage. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s

Preferred Income Fund

assets. The Board of Trustees will monitor this potential conflict. The Fund’s use of leverage is premised upon the expectation that the Fund’s dividends on its outstanding preferred shares will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operations costs, which may reduce the Fund’s total return to the holders of common shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31, 2007, aggregated $132,210,410 and $134,879,410, respectively.

The cost of investments owned on July 31, 2007, including short-term investments, for federal income tax purposes was $902,839,354. Gross unrealized appreciation and depreciation of investments aggregated $16,034,078 and $44,092,696, respectively, resulting in net unrealized depreciation of $28,058,618. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

Note 6
Reclassification of accounts

During the year ended July 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $5,954,675, an increase in accumulated net investment income of $6,370,093 and a decrease in capital paid-in of $415,418. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium, federal excise tax, swaps, real estate investment trust distributions and non-deductible organizational costs. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Preferred Income Fund

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund (the Fund) at July 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before July 31, 2005 were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 18, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2007.

The Fund has designated distributions to shareholders of $3,360,268 as long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2007, 42.03% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Investment objective and policy

The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities, that are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment. “Assets” are defined as net assets, including the liquidation preference of APS, plus borrowing for investment purposes.

Bylaws

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountants’ confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended July 31, 2007, dividends from net investment income totaling $1.8600 per share and distributions from capital gains totaling $0.2116 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 31, 2006	$0.1550
September 29, 2006	0.1550
October 31, 2006	0.1550
November 30, 2006	0.1550
December 29, 2006	0.1550
January 31, 2007	0.1550
February 28, 2007	0.1550
March 30, 2007	0.1550
April 30, 2007	0.1550
May 31, 2007	0.1550
June 29, 2007	0.1550
July 31, 2007	0.1550

PAYMENT	CAPITAL GAIN
DATE	DISTRIBUTION

December 29, 2006	$0.2116

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividends to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)
On March 27, 2007, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 23,199,918 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	22,895,380 (common shares)	304,538
Steven R. Pruchansky	22,904,929 (common shares)	294,989

The preferred shareholders elected Patti McGill Peterson as a Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 10,056 FOR and 55 ABSTAINING.

Board Consideration of and Continuation
of Investment Advisory Agreement and
Subadvisory Agreement: John Hancock
Preferred Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Preferred Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006,1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that,

within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board recognized the relatively short operational history of the Fund and noted that the Fund’s performance during the three- and one-year periods was higher than the performance of the median of the Peer Group and its benchmark indices, the Merrill Lynch Preferred Stock Hybrid Securities Index and Lehman Brothers Aggregate Bond.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the median of the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Preferred Income Fund. Therefore, Morningstar did not provide such an analysis.

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 5 (five) funds
with total assets of approximately $4.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 5 (five) funds
with total assets of approximately $4.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2002	60

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at Bos-
ton College.

James F. Carlin, Born: 1940	2002	60

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2002	60

Former Chancellor, University of Texas System, and former President, University of Texas at Austin; Chairman and Chief Executive Officer, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufac-
turing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle
Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National
Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines
(since 2000), Introgen (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory
Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin), LIN
Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner,[2] Born: 1938	2002	60

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	60

President and Chief Executive Officer, Institute for Evaluating Health Risks
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse (consult-
ing) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	60

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara Mohawk
Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002);
Director, Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2002	60

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance Company
(U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman,
Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006);
Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds and
John Hancock Funds III (since 2006); Secretary, John Hancock Funds II and
Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice
President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment com-
panies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset
Management (2003–2005); Director, Tax and Financial Reporting, Deutsche
Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice President
and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock
Funds, LLC (until June 2007); Executive Vice President and Chief Financial
Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director,
John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer,
John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations,
Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered public
John Hancock Advisers, LLC	common shareholders	accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange: HPI
Boston, MA 02199	Deutsche Bank Trust
	Company Americas	For shareholder assistance
Custodian	280 Park Avenue	refer to page 26
The Bank of New York	New York, NY 10017
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL/GLOBAL
Balanced Fund	Global Opportunities Fund
Classic Value Fund	Global Shareholder Yield Fund
Classic Value Fund II	Greater China Opportunities Fund
Classic Value Mega Cap Fund	International Allocation Portfolio
Core Equity Fund	International Classic Value Fund
Growth Fund	International Core Fund
Growth Opportunities Fund	International Growth Fund
Growth Trends Fund
Intrinsic Value Fund	INCOME
Large Cap Equity Fund	Bond Fund
Large Cap Select Fund	Government Income Fund
Mid Cap Equity Fund	High Yield Fund
Multi Cap Growth Fund	Investment Grade Bond Fund
Small Cap Equity Fund	Strategic Income Fund
Small Cap Fund
Small Cap Intrinsic Value Fund	TAX-FREE INCOME
Sovereign Investors Fund	California Tax-Free Income Fund
U.S. Core Fund	High Yield Municipal Bond Fund
U.S. Global Leaders Growth Fund	Massachusetts Tax-Free Income Fund
Value Opportunities Fund	New York Tax-Free Income Fund
Tax-Free Bond Fund
ASSET ALLOCATION
Allocation Core Portfolio	MONEY MARKET
Allocation Growth + Value Portfolio	Money Market Fund
Lifecycle 2010 Portfolio	U.S. Government Cash Reserve
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	CLOSED-END
Lifecycle 2025 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2030 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2035 Portfolio	Income Securities Trust
Lifecycle 2040 Portfolio	Investors Trust
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund II
Lifecycle Retirement Portfolio	Patriot Select Dividend Trust
Lifestyle Aggressive Portfolio	Preferred Income Fund
Lifestyle Balanced Portfolio	Preferred Income II Fund
Lifestyle Conservative Portfolio	Preferred Income III Fund
Lifestyle Growth Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Global Shareholder Yield Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P800A 7/07
           9/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,800 for the fiscal year ended July 31, 2007 and $25,800 for the fiscal year ended July 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended July 31, 2007 and fiscal year ended July 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended July 31, 2007 and $3,700 for the fiscal year ended July 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended July 31, 2007 and $3,000 for the fiscal year ended July 31, 2006. There were no other fees during the fiscal year ended July 31, 2007 and July 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,573,706 for the fiscal year ended July 31, 2007, and $438,491 for the fiscal year ended July 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 5 (five) funds
with total assets of approximately $4.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 5 (five) funds
with total assets of approximately $4.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 14, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: September 14, 2007